EXHIBIT 99.1
News Release

FOR IMMEDIATE RELEASE

Berry Global Group, Inc. Provides Business Update

EVANSVILLE, Ind. – April 6, 2020 – Berry Global Group, Inc. (NYSE:BERY) today provided a business update given the unprecedented and evolving effects of the coronavirus pandemic (COVID-19).

Never before in our Company’s long history has our mission of ‘Always Advancing to Protect What’s Important’ been more critical as we are proud to work alongside our customers to supply products that are truly essential to everyday life.  The safety and supply of necessities such as food, medicines, sanitizing products, and protective healthcare apparel, to name just a few, has never been more vital.  As we continue to prioritize the health and well-being of the communities we serve as well as our employees and their families, we want to thank our entire team for their dedication and commitment in continuing to work seamlessly with our business partners to ensure these key supply chains remain uninterrupted and operational.

Although many don’t realize the crucial role plastics play in infection prevention and protecting us from the spread of disease and contamination, we are proud to be a part of this fight and are privileged to support the growing need for many of our products as communities across the globe encounter this pandemic.

While some markets we serve will be more advantaged during this period offsetting others that will be more negatively impacted, we believe our underlying long-term demand fundamentals remain intact as we continue our focus on delivering protective solutions that enhance consumer safety.  These fundamentals have been demonstrated with preliminary results for our second fiscal quarter ending March 29, 2020, being in-line with expectations including modest positive organic volume growth on a year-over-year basis and sequential improvement in the legacy RPC business.  The Company maintains a strong liquidity position with over $900 million of cash at the end of the quarter as well as an undrawn $850 million asset-based line of credit at quarter end.  In addition, we have no financial maintenance covenants and no near-term debt maturities.  We will provide further detail on our specific results in our upcoming earnings conference call.

About Berry
Berry Global Group, Inc. (NYSE:BERY), headquartered in Evansville, Indiana, is committed to its mission of ‘Always Advancing to Protect What’s Important,’ and proudly partners with its customers to provide them with value-added protective solutions that are increasingly light-weighted and easier to recycle or reuse.  The Company is a leading global supplier of a broad range of innovative rigid, flexible, and non-woven products used every day within consumer and industrial end markets.  Berry, a Fortune 500 company, has over 48,000 employees and generated $12.6 billion of pro forma net sales in fiscal year 2019 from operations that span over 290 locations on six continents.  For additional information, visit Berry’s website at berryglobal.com.

Forward Looking Statements
Statements in this release that are not historical, including statements relating to the expected future performance of the Company, are considered “forward looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates,” “outlook,” or “looking forward,” or similar expressions that relate to our strategy, plans, or intentions.  All statements we make relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates, and financial results or to our expectations regarding future industry trends are forward-looking statements.  In addition, we, through our senior management team, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments.  These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected.

Important factors that could cause actual results to differ materially from our expectations, which we refer to as cautionary statements, are disclosed under “Risk Factors” and elsewhere in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including, without limitation, in conjunction with the forward-looking statements included in this release.  All forward-looking information and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements.  Some of the factors that we believe could affect our results include:  (1) risks associated with our substantial indebtedness and debt service; (2) changes in prices and availability of resin and other raw materials and our ability to pass on changes in raw material prices to our customers on a timely basis; (3) risks related to acquisitions or divestitures and integration of acquired businesses and their operations, and realization of anticipated cost savings and synergies; (4) risks related to international business, including as a result of the RPC transaction, including foreign currency exchange rate risk and the risks of compliance with applicable export controls, sanctions, anti-corruption laws and regulations; (5) uncertainty regarding the United Kingdom’s withdrawal from the European Union and the outcome of future arrangements between the United Kingdom and the European Union; (6) reliance on unpatented proprietary know-how and trade secrets; (7) risks related to the phase-out of the London Interbank Offered Rate (LIBOR), or the replacement of LIBOR with a different reference rate or modification of the method used to calculate LIBOR; (8) increases in the cost of compliance with laws and regulations, including environmental, safety, and production and product laws and regulations; (9) employee shutdowns or strikes or the failure to renew effective bargaining agreements; (10) risks related to disruptions in the overall economy and the financial markets that may adversely impact our business; (11) risk of catastrophic loss of one of our key manufacturing facilities, natural disasters, and other unplanned business interruptions; (12) risks related to the failure of, inadequacy of, or attacks on our information technology systems and infrastructure; (13) risks related to market acceptance of our developing technologies and products; (14) general business and economic conditions, particularly an economic downturn; (15) risks that our restructuring programs may entail greater implementation costs or result in lower cost savings than anticipated; (16) ability of our insurance to fully cover potential exposures; (17) risks related to future write-offs of substantial goodwill; (18) risks of competition, including foreign competition, in our existing and future markets; (19) new legislation or new regulations and the Company’s corresponding interpretations of either may affect our business and consolidated financial condition and results of operations; and (20) the other factors discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission.  We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you.  Accordingly, readers should not place undue reliance on those statements.  All forward-looking statements are based upon information available to us on the date of this release.  All forward-looking statements are made only as of the date hereof and we undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Company Contact:
Dustin Stilwell
1+812.306.2964
ir@berryglobal.com

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